July 28, 2022 Second-Quarter 2022 Results Exhibit 99.2

Q2 2022 Earnings Call Details Live Webcast Dial-In Numbers (844) 200-6205 Domestic (929) 526-1599 International Access code 576044 Webcast at www.altramotion.com Replay Available through August 11, 2022 (866) 813 9403 Domestic* +44 (204) 525-0658 International* Conference ID: 992757 Webcast replay at www.altramotion.com

SAFE HARBOR STATEMENT Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” "will,” “guidance,” “outlook,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under the “Business Outlook” section and statements related to management's expectations regarding (a)  pent-up demand and CapEx investments continuing across many markets and the Company being well-positioned to navigate through such period, (b) the underlying health of the Company and its industry, (c) the Company's ability to achieve targeted synergies from its acquisition of Nook Industries, (d) the Company's commitment to taking pricing actions if necessary to continue to protect margins, (e) the Company’s execution on its strategy to strengthen its balance sheet and position its portfolio with highly engineered products in the motion control and power transmission markets, (f) further strengthening of cash flows,  (g) the Company's ongoing efforts to lower its leverage, (h) the Company’s business outlook for fiscal year 2022 and (i) the Company  continuing to transform into a premier industrial company and technology leader.     In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad, including, but not limited to, changes as a result of the war in Ukraine, and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain including the impact of the global semiconductor chip shortage, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues involving the Company’s facilities or the Company’s customers, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) impairment or reduction of goodwill or intangible assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026 and Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with enhancements to our enterprise resource planning system, (23) risks associated with the Nook Industries and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28)  disruption of our supply chain, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) exposure to United Kingdom political developments, including the effect of its withdrawal from the European Union, and the uncertainty surrounding the effect of Brexit and related negative developments in the European Union and elsewhere, (33) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (34) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (35) the scope and duration of the COVID-19 global pandemic and its impact on global economic systems and our employees, sites, operations, customers and supply chain, including the impact of the pandemic on manufacturing and supply capabilities throughout the world, (36) adverse conditions in the credit and capital markets limiting or preventing the Company’s and its customers’ and suppliers’ ability to borrow or raise capital, (37) the Company’s ability to invest in new technologies and manufacturing techniques and to develop or adapt to changing technology and manufacturing techniques, (38) defects, quality issues, inadequate disclosure or misuse with respect to our products and capabilities, (39) changes in labor or employment laws, (40) the Company’s ability to recruit, retain and motivate key sales, marketing or engineering personnel, (41) unplanned repairs or equipment outages, (42) changes in the Company’s tax rates, or exposure to additional income tax liabilities or assessments, as well as audits by tax authorities, (43) the risks associated with the Company’s ability to successfully divest or otherwise dispose of businesses  that are deemed not to fit with our strategic plan or are not achieving the desired return on investment and (44) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

AGENDA & SPEAKERS Executive Overview Q2 2022 Financial Performance 2022 Guidance Q&A Carl Christenson Chairman & Chief Executive Officer Todd Patriacca Executive Vice President, Chief Financial Officer and Treasurer

Q2 2022 EXECUTIVE OVERVIEW Excellent Execution & Resilient Business Model Broad-based demand & excellent execution Quarterly sales: $498.1M, up 1.9% YOY; up 12.7% on pro forma basis* Record-level backlog for 5th consecutive quarter Pricing initiatives protecting margins Price contributed 390 basis points to pro forma net sales for the quarter* GAAP diluted EPS of $0.40, Non-GAAP diluted EPS of $0.84* Balance sheet strengthened Positive cash flows and stable operating working capital levels* Net leverage of 2.3x net debt to adjusted EBITDA* Portfolio transformation successfully underway Nook integration better than expected: accretive to earnings in Q1 & Q2, synergies on-track Completed JVS sale: removed non-core business & strengthened capital allocation optionality Committed to balanced capital allocation strategy Investing in organic growth Evaluating Altra-like M&A Retaining healthy balance sheet Returning capital to shareholders *See appendix for discussion and reconciliation of non-GAAP measures Updates guidance for continued strong demand

* Pro forma for the divestiture of Jacobs Vehicle Systems. Non-core markets (not shown) include distribution with no associated market classification (25% of total sales), mining & metals (7%), transportation (6%), oil & gas (2%) and other miscellaneous general industrial market segments (9%). Global digitalization and industrial IoT; Macro trends in collaborative robotics Increased infrastructure spending Aging population, long term growth of non-invasive and robotic surgeries Secular Growth Drivers Advances in warehousing automation; Localization of e-commerce logistics Continued defense spending; Anticipated rebound of commercial aero Global sustainability movement and support for renewable energy % of AIMC Sales LTM Factory Automation & Specialty Machinery Turf & Garden, Ag, Construction Medical Renewable Energy Material Handling Aerospace & Defense Q2 Trend Core Markets*        STRONG DEMAND ACROSS END MARKETS SUPPORTED BY SECULAR GROWTH TRENDS 

Actively Manage the Portfolio Maximize Organic Growth 1 2 Ongoing Margin Expansion Focus 3 EXECUTING ON OUR STRATEGY TO UNLOCK PROFITABLE GROWTH POTENTIAL AS PREMIER INDUSTRIAL COMPANY World-Class Altra Business System Cash-Generative Operating Model & Disciplined Capital Allocation Embedded Core Values / Engaged Culture / Sustainability in Motion FOUNDATIONAL VALUE DRIVERS

Q2 2022 Q2 2021 YOY Change Q2 2022 Q2 2021 YOY Change Sales Organic Sales Growth* FX $498.1M $488.6M 1.9% $491.8 $436.5 12.7% 3.1%      17.2% (370 bps) 470 bps GAAP Diluted EPS $0.40 $0.62 (35.5%) Non-GAAP Diluted EPS* $0.84 $0.89 (5.6%) $0.84 $0.74 13.5% GAAP Income from  Operations Margin 12.8% 13.4% (60 bps) Non-GAAP Income from Operations Margin* 16.4% 17.3% (90 bps) 16.5% 16.8% (30 bps) GAAP Gross Profit Margin 34.8% 36.0% (120 bps) Non-GAAP Gross Profit Margin* 35.0% 36.0% (100 bps) 35.3% 37.1% (180 bps) Non-GAAP Adjusted EBITDA Margin* 19.5% 21.0% (150 bps) 19.6% 20.2% (60 bps) *See appendix for discussion and reconciliation of non-GAAP measures SECOND QUARTER 2022 RESULTS INCLUDING JVS PRO FORMA: EXCLUDING JVS

Target leverage = 2.0x to 3.0x Solid Liquidity Progress De-Levering the Balance Sheet Net Debt / Adjusted EBITDA* 12/31/2021 Nook Acquisition * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations. MAINTAINING STRONG BALANCE SHEET 4/8/22 JVS Sale BALANCE SHEET HIGHLIGHTS $34.3M Q2 Non-GAAP Adjusted Free Cash Flow * +$85M YTD Operating Working Capital* Increase $12.8M Q2 Capital Expenditures $711M Available under our revolving credit facility $193M Cash & equivalents As of June 30, 2022: **Calculated in accordance with the provisions of Altra’s Credit Facility

Investing in Profitable Growth High-return organic investments Quarterly dividend $0.09 Returning Capital to Shareholders Maintaining a Strong Balance Sheet Align Altra with secular growth trends via: Consistent Priorities Disciplined & accretive M&A $300 million stock repurchase program * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations. Leverage within target range* Closed JVS sale, used proceeds to paydown debt Continued debt paydowns EXECUTING AGAINST OUR CAPITAL ALLOCATION PRIORITIES

($ in millions) Current 2022 Guidance   Prior 2022 Guidance Current 2022 Guidance Sales $1,931.8 to $1,971.8 $1,855 to $1,895 $1,880 to $1,920 GAAP Diluted EPS $2.33 to $2.42 $2.54 to $2.64 $2.31 to $2.40 Non-GAAP Diluted EPS* $3.35 to $3.50 $3.22 to $3.37 $3.22 to $3.37 Non-GAAP Adjusted EBITDA* $388.5 to $403.5 $378.7 to $393.7 $378.7 to $393.7 Capital Expenditures $50 to $55 $50 to $55 $50 to $55 Depreciation & Amortization $95 to $100 $95 to $100 $95 to $100 Non-GAAP Adjusted Free Cash Flow* $100 to $125 $125 to $140 $100 to $125 Tax Rate (before discrete items) 22% to 24% 22% to 23% 22% to 24% *See appendix for discussion and reconciliation of non-GAAP measures UPDATED 2022 GUIDANCE       Updated 2022 Guidance        (Including JVS through April 8, 2022) Pro forma 2022 Guidance* (Excluding JVS contribution)

($ in millions) Pro Forma Current 2022 Guidance* Pro Forma 2021 Results* 2022 Pro Forma Guidance vs 2021 Pro Forma Results** Pro Forma Net Sales* $1,880 to $1,920 $1,706.3 10.2% to 12.5%  Pro Forma Non-GAAP Diluted EPS* $3.22 to $3.37 $2.75 17.1% to 22.5% Pro Forma Non-GAAP Adjusted EBITDA* $378.7 to $393.7 $340.8 11.1% to 15.5% Pro Forma Non-GAAP Adjusted EBITDA Margin* 20.1% to 20.5% 20.0% 10 bps to 50 bps *See appendix for discussion and reconciliation of non-GAAP measures **Pro Forma YOY change compares current 2022 pro forma guidance (excluding JVS) to 2021 pro forma results (excluding JVS). See next slide for details on 2021 pro forma results.  CURRENT 2022 PRO FORMA GUIDANCE VS PRO FORMA 2021 RESULTS*       Updated Pro Forma 2022 Guidance*        (Excluding JVS contribution) Pro Forma 2021 Results* (Excluding JVS contribution) Pro Forma  YOY Change (%)*

* This pro forma information gives effect to the recently completed divestiture of JVS.  Such pro forma information is based on certain assumptions and adjustments and does not purport to present Altra’s actual results of operations or financial condition, nor is it necessarily indicative of the results of operations that may be achieved in the future.  The non-GAAP adjusted EBITDA for JVS for 2021 full year and by quarter cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management. PRO FORMA 2021 RESULTS*

3 2 1 Record backlog, strong revenue & bookings Sequential margin expansion (excluding surcharges) De-levered balance sheet Updating 2022 guidance & on track to achieve 2024 goals Non-core JVS business removed from portfolio, on track to deliver consistent FY revenue Increasing exposure to markets with secular growth trends Delivering on capital allocation priorities -- maintaining healthy balance sheet, investing in growth and returning capital to shareholders Unleashing Altra’s Potential as a Premier Industrial Company KEY TAKEAWAYS Aligning with secular trends, executing with discipline & accelerating profitable growth. Positioning Altra For Long-term Success as a Market Compounder Building From a Position of Strength Progress Executing our Transformation

Q&A

Appendix Non-GAAP Reconciliations

*DISCUSSION OF NON-GAAP MEASURES The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release.  Organic Sales and Organic Sales Growth  Organic Sales in this release are net sales excluding the impact of foreign currency translation and acquisitions. Organic Sales can be expressed as a dollar amount or a percentage rate when describing Organic Sales Growth.  Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, Non-GAAP Operating Income Margin, and Non-GAAP Net Income and Non-GAAP Diluted EPS Guidance  Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, and Non-GAAP Net Income and Non-GAAP Diluted Earnings Per Share Guidance exclude, as applicable to the particular period, acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs, non-cash amortization of interest rate swap expense and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Diluted Earnings Per Share is calculated by dividing Non-GAAP Net Income by GAAP weighted average shares outstanding (diluted). Non-GAAP Operating Income Margin is calculated by dividing Non-GAAP Income From Operations by GAAP Net Sales.  Non-GAAP Gross Profit  Non-GAAP gross profit excludes amortization of inventory fair value adjustment. Non-GAAP gross profit margin is calculated by dividing Non-GAAP gross profit by GAAP Net Sales.  Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Guidance  Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Guidance represent earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance.  Non-GAAP Adjusted EBITDA Margin  Non-GAAP Adjusted EBITDA Margin is calculated by dividing Non-GAAP Adjusted EBITDA by GAAP Net Sales.  Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow Guidance  Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow Guidance are calculated by deducting purchases of property, plant and equipment.  Non-GAAP Adjusted Free Cash Flow and Non-GAAP Adjusted Free Cash Flow Guidance  Non-GAAP Adjusted Free Cash Flow and Non-GAAP Adjusted Free Cash Flow Guidance are calculated by deducting purchases of property, plant and equipment and adding back the JVS transaction costs paid and tax paid as a result of the JVS divestiture.  Non-GAAP Operating Working Capital  Non-GAAP Operating Working Capital is calculated by deducting accounts payable from net trade receivables plus inventories.  Net Debt  Net Debt is calculated by subtracting cash and cash equivalents from total gross debt.  Pro Forma Net Sales, Pro Forma Net Sales Guidance, Pro Forma Net Income, Pro Forma Non-GAAP Net Income Guidance, Pro Forma Diluted Earnings Per Share, Pro Forma GAAP Diluted Earnings Per Share Guidance, Pro Forma Non-GAAP Earnings per Diluted Share, Pro Forma Non-GAAP Earnings per Diluted Share Guidance, Pro Forma Non-GAAP Adjusted EBITDA, Pro Forma Non-GAAP Adjusted EBITDA Guidance, Pro Forma Non-GAAP Adjusted EBITDA Margin, Pro Forma Non-GAAP Operating Income Margin, Pro Forma Non-GAAP Income From Operations, Pro Forma Non-GAAP Gross Profit, Pro Forma Non-GAAP Gross Profit as a Percent of Pro Forma Net Sales, Pro Forma Organic Sales and Pro Forma Organic Sales Growth, Pro Forma Non-GAAP Free Cash Flow Guidance  Pro Forma GAAP and Pro Forma Non-GAAP financial measures and guidance exclude the impact of the JVS business.

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures* * Based upon management's estimate of Nook's financial results for the last two quarters of 2021. Nook's actual historical results have not yet been subject to an audit and cannot be verified at this point in time. Moreover, the non-GAAP adjusted EBITDA of Nook for the last two quarters of 2021 cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management. Nonetheless, management believes that an estimate of Nook’s Non-GAAP adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any.

Appendix Non-GAAP Measures* * This pro forma information gives effect to the recently completed divestiture of JVS.  Such pro forma information is based on certain assumptions and adjustments and does not purport to present Altra’s actual results of operations or financial condition, nor is it necessarily indicative of the results of operations that may be achieved in the future.  The non-GAAP adjusted EBITDA for JVS for 2021 full year and by quarter cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management.